                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              Daniel Green Company
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                              DANIEL GREEN COMPANY
                                ONE MAIN STREET
                           DOLGEVILLE, NEW YORK 13329

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 27, 1997

     The Annual Meeting of Stockholders of Daniel Green Company (the "Company") will be held at the offices of Sullivan & Worcester LLP, 23rd floor, One Post Office Square, Boston, Massachusetts on Thursday, March 27, 1997 at 10:00 o'clock in the forenoon, for the following purposes:

     1.  To elect the Board of Directors of the Company.

     2. To ratify the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company for 1997.

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record as of the close of business on February 7, 1997 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

                                            By order of the Board of Directors

                                            JOHN B. FRENCH, Clerk

Boston, Massachusetts
March 7, 1997

     A FORM OF PROXY AND A RETURN ENVELOPE ARE ENCLOSED FOR THE USE OF STOCKHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING. IF YOU CANNOT ATTEND THE MEETING IN PERSON, IT IS REQUESTED THAT YOU FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              DANIEL GREEN COMPANY
                                ONE MAIN STREET
                           DOLGEVILLE, NEW YORK 13329

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD MARCH 27, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Daniel Green Company, a corporation organized under the laws of The Commonwealth of Massachusetts (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, March 27, 1997 at 10:00 A.M. at the offices of Sullivan & Worcester LLP, 23rd floor, One Post Office Square, Boston, Massachusetts and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the enclosed proxy will first be sent or given to stockholders on or about March 7, 1997. A copy of the Annual Report to Stockholders of the Company for the year ended December 31, 1996, including audited financial statements, is being mailed with this Proxy Statement.

     The close of business on February 7, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. There were outstanding on the record date 1,511,892 shares of Common Stock, $2.50 par value per share, of the Company, being the only class of stock of the Company issued and outstanding and entitled to vote at the meeting.

     The enclosed proxy is solicited by and on behalf of the Company, which has designated the nominees for Directors listed below. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. All shares represented by proxies in the form enclosed herewith will be voted at the meeting and at any adjournments in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, the persons named in the proxy will vote FOR the election of each of the Board's nominees for the Board of Directors and FOR the ratification of the action of the Board of Directors in selecting Deloitte & Touche LLP as auditors for the Company.

     The Board of Directors does not know of any matters not specifically referred to below which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

     In accordance with the By-Laws of the Company, a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, is required to constitute a quorum for the transaction of business. The affirmative vote of a majority of the quorum shall be required for the election of Directors and to pass any measure properly presented to the meeting. Shares which abstain from voting on any matter shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which an abstention pertains. Similarly, shares voted by record holders exercising proxy authority on behalf of beneficial owners shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any matter with respect to which required voting authority has not been granted.

     All costs of preparing, assembling and mailing the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or telecopier by officers and regular employees of the Company but no additional compensation will be paid them for the time so employed.

                             ELECTION OF DIRECTORS

     The number of Directors of the Company is currently fixed at nine. Each of the persons named below has been nominated by the Board for election and has consented to serve as a Director (unless unexpectedly unavailable) until the next annual meeting of stockholders and until his successor is duly elected and qualified. Each nominee now serves as a Director and each Director other than Messrs. DePerrior and Harden was elected by the stockholders. Set forth below are the names and certain information about the Company's nine nominees for
Director:

EDWARD BLOOMBERG, Age: 59

Edward Bloomberg has been a Director of the Company since 1993. He is an independent investment advisor.

STEVEN M. DEPERRIOR, Age: 38

Steven M. DePerrior has been a Director of the Company since June 1996. He is a Principal with William M. Mercer Inc., which provides certain human-resources consulting services to the Company.

WILLIAM L. FAY, AGE: 72

William L. Fay has been a Director of the Company since 1985. Mr. Fay is President of Faytex Corp., a footwear industry supplier.

JOHN B. FRENCH, Age: 67

John B. French has been a Director of the Company since 1990 and Clerk since 1996. He is a partner in the law firm of Sullivan & Worcester LLP, counsel to the Company.

DAVID T. GRIFFITH, Age: 50

David T. Griffith has been a Director of the Company since 1994. He is President of M. Griffith, Inc., which provides financial planning and investment services to individuals and institutions.

GREGORY M. HARDEN, Age: 40

Gregory M. Harden has been a Director of the Company since June 1996. He is President and Chief Executive Officer of Harden Furniture Co., Inc. , a furniture manufacturer in McConnellsville, New York.

GARY E. PFLUGFELDER, Age: 65

Gary E. Pflugfelder has been a Director of the Company since 1983. Mr. Pflugfelder is sales consultant to, and prior to September 6, 1992 served as General Manager of, the Personal Financial Security Division of Aetna Life & Casualty Company.

WARREN J. REARDON III, Age: 33

Warren J. Reardon III has been a Director of the Company since 1992. He has been the President of the Company since March 27, 1992 and has been Chief Operating Officer since June 26, 1996. Mr. Reardon served as Chief Executive Officer from June 30, 1992 until June 26, 1996.

JAMES R. RIEDMAN, Age: 37

James R. Riedman has been a Director of the Company since 1993 and has been Chairman of the Board of Directors and Chief Executive Officer of the Company since June 26, 1996. Mr. Riedman is President of Riedman Corporation, a commercial insurance agency which obtains property and casualty insurance coverage for the Company.

     There are no family relationships among the Directors or executive officers of the Company.

     A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. The Board of Directors recommends a vote FOR the nominees named above. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
                     OF THE BOARD OF DIRECTORS DURING 1996

     The Board of Directors held seven meetings during 1996. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served.

     The Board has a Compensation/Pension Committee whose function is to review executive compensation, including the grant of stock options under the Company's Stock Incentive Plan, and matters relating to the Company's Pension Plan. The members of the Compensation/Pension Committee at the end of 1996 were Messrs. Pflugfelder, DePerrior and Griffith. The Compensation/Pension Committee met six times during 1996.

     The Board has a Nominating Committee whose function is to select candidates for nomination to the Board of Directors. The members of the Nominating Committee at the end of 1996 were Messrs. Riedman, Bloomberg, Fay and Reardon. The Nominating Committee did not meet during 1996. While there is no formal procedure established for stockholders to submit recommendations to the Nominating Committee, the Nominating Committee will consider candidates whose names are submitted to the Company.

     The Board also has an Audit Committee whose members at the end of 1996 were Messrs. French, Griffith and Harden. The Audit Committee met twice during 1996. In carrying out its responsibilities, the Audit Committee reviews the Company's policies and procedures for internal accounting and financial controls with the Company's independent auditors and with management, including the degree of cooperation extended to the auditors by Company employees. The Committee also reviews the results of the audit of the Company's year-end financial statements and notes.

     Other functions of the Audit Committee are to recommend the selection of the Company's independent auditors and to approve any professional service rendered by the independent auditors after considering whether providing such service will affect the independence of the auditors.

                           COMPENSATION OF DIRECTORS

     Each Director receives a $500 fee for each meeting of the Board of Directors attended. In addition, each Director who is not an officer of the Company receives a $500 fee for each meeting of a committee of the Board attended ($650 in the case of the committee chairman). Directors who are not officers of the Company are also paid an annual retainer of $2,500.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each beneficial owner known by the Company to own 5% or more of the Common Stock, each current Director, the Chief Executive Officer of the Company and all executive officers and Directors of the Company as a group, as of January 27, 1997.

                                                    SHARES OF                PERCENTAGE OF
                                                   COMMON STOCK               COMMON STOCK
                                                   BENEFICIALLY               BENEFICIALLY
                    NAME AND ADDRESS               OWNED AS OF                OWNED AS OF
                   OF BENEFICIAL OWNER           JANUARY 27,1997            JANUARY 27, 1997
          -------------------------------------  ----------------           ----------------
          Edward Bloomberg
            11 Turnagain Road
            Kentfield, CA 94904                       129,500(1)                   8.57%
          William L. Fay
            Faytex Corp.
            185 Libbey Parkway
            Weymouth, MA 02189                         14,500                         *
          John B. French
            Sullivan & Worcester LLP
            One Post Office Square
            Boston, MA 03109                            1,500                         *
          David T. Griffith
            M. Griffith, Inc.
            555 French Road
            P.O. Box 895
            New Hartford, NY 13413                     51,732                      3.42%
          Gary E. Pflugfelder
            500 South Salina Street
            Suite 320
            Syracuse, NY 13202                          5,000(2)                      *
          Warren J. Reardon III
            Daniel Green Company
            One Main Street
            Dolgeville, New York 13329                 96,421(3)                   6.38%
          James R. Riedman
            Riedman Corporation
            45 East Corporation
            Rochester, NY 14064                       486,855(4)                  32.20%
          Riedman Corporation
            45 East Avenue                            476,355                     31.51%
            Rochester, NY 14600
          11 Officers and Directors as a Group        796,308(1)(2)(3)            52.67%
                                                             (4)(5)

---------------

 *  Less than 1%

(1) Includes 14,000 shares held by members of Mr. Bloomberg's family and 61,500 shares held by Mr. Bloomberg on behalf of clients in his capacity as an investment advisor.

(2) Includes 500 shares owned by a family member, as to which Mr. Pflugfelder disclaims beneficial ownership.

(3) Includes 10,000 shares that Mr. Reardon may purchase through exercise of a stock option granted to him under the Company's Stock Incentive Plan.

(4) Includes 476,355 shares held by Riedman Corporation, as to which Mr. Riedman disclaims beneficial ownership.

(5) Includes 10,000 shares that Mr. Stanley W. Kabot, Treasurer of the Company, may purchase through exercise of a stock option granted to him under the Company's Stock Incentive Plan and 800 shares held by Mr. W. Lee Bynon, Vice President of the Company.

                     ACQUISITION OF CONTROL OF THE COMPANY

     Pursuant to a Stock Purchase Agreement dated June 26, 1996, the Company issued and sold 475,000 shares of Common Stock to Riedman Corporation for $1,500,000, which shares represented 31.42% of the Company's Common Stock outstanding after the sale. Following Riedman Corporation's sale of 31,645 shares to Mr. Warren J. Reardon III, President of the Company, Riedman Corporation holds 476,355 shares of Common Stock, representing 31.51% of the Company's outstanding shares.

     Upon completion of the stock purchase transactions, Mr. James R. Riedman, President of Riedman Corporation and a Director of the Company, was elected Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Reardon resigned as Chief Executive Officer and was elected Chief Operating Officer of the Company and Messrs. Steven M. DePerrior and Gregory M. Harden, both designated by Riedman Corporation, were elected members of the Board of Directors to replace Messrs. Robert J. Donough and Edward S. Heard, who resigned from the Board.

                       EXECUTIVE OFFICERS OF THE COMPANY

     In addition to Messrs. Riedman and Reardon, the following persons serve as executive officers of the Company. The position with the Company and the principal employment of each such person for the five years prior to December 31, 1996, was as follows:

     Mr. W. Lee Bynon, age 55, is Vice President, Sales of the Company. He has served in that capacity since 1991.

     Mr. Stanley W. Kabot, age 44, is Treasurer of the Company. He has served in that capacity since December 1996. Prior to joining the Company, Mr. Kabot was corporate controller of Indium Corporation of America, Inc.

                 COMPENSATION OF EXECUTIVE OFFICERS DURING 1996

     The following information concerning annual and long-term compensation is furnished for the years 1994, 1995 and 1996 with respect to the two persons who served as Chief Executive Officer of the Company during 1996. No other executive officer of the Company is listed as there were none who received compensation for 1996 which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                     ANNUAL COMPENSATION           -------------
                                              ----------------------------------    SECURITIES
                NAME AND                                            OTHER ANNUAL    UNDERLYING
           PRINCIPAL POSITION         YEAR     SALARY      BONUS    COMPENSATION      OPTIONS
     -------------------------------  ----    --------     -----    ------------   -------------
     Warren J. Reardon III..........  1996    $100,000     -0-          $108(1)         -0-
     (President; CEO through          1995    $ 96,875(2)  -0-          $108(1)    10,000 Shares
     June 26, 1996)                   1994    $ 77,083     -0-          $108(1)         -0-

     James R. Riedman...............  1996    $ 12,500(3)  -0-           -0-            -0-
     (CEO since June 26, 1996)

---------------

(1) Amount of premiums for group term life insurance paid by the Company.

(2) Figure reflects salary increase to $100,000 per year on February 1, 1995.

(3) Figure reflects six months' service as CEO; annual salary is $25,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. French is a partner in the law firm of Sullivan & Worcester LLP, which serves as counsel to the Company and which receives fees from the Company for its legal services. During 1995 and 1996, the Company paid legal fees to Sullivan & Worcester LLP of $130,973 and $122,661, respectively.

     Mr. Fay is President of Faytex Corp., a footwear industry supplier which supplies materials to the Company. During 1995 and 1996, the Company paid Faytex Corp. $106,786 and $83,383, respectively, for such materials.

     Riedman Corporation, a commercial insurance agency of which Mr. Riedman is President, obtains property and casualty insurance for the Company. During 1995 and 1996, the Company paid $514,865 and $547,631, respectively, for such insurance coverage.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who hold more than 10% of its Common Stock to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, with respect to its 1996 fiscal year, all filing requirements applicable to its officers, directors and greater-than-10% shareholders were complied with, except that (1) a report on SEC Form 3 disclosing a stock option issued pursuant to the Company's Stock Incentive Plan, which should have been filed by Mr. Stanley W. Kabot within ten days after becoming Treasurer of the Company and being granted the option in December 1996, was filed late and (2) a report on SEC Form 3 disclosing beneficial ownership of the Company's Common Stock, which should have been filed by Mr. Steven M. DePerrior within ten days after becoming a Director of the Company in June 1996, was filed late.

                   RATIFICATION OF THE SELECTION OF AUDITORS

     The Company's financial statements for the year ended December 31, 1996 were examined by Deloitte & Touche LLP, independent certified public accountants. Deloitte & Touche LLP (or a predecessor firm) has served as the Company's independent auditors since 1973. The Board of Directors, on the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the independent auditors of the Company for 1997, subject to ratification by the stockholders.

     A representative of Deloitte & Touche LLP will be present at the meeting to answer questions and make a statement if he desires to do so.

     The Board of Directors recommends a vote FOR the ratification of its selection of Deloitte & Touche LLP as the Company's independent auditors.

                              AMENDMENT OF BY-LAWS

     At its meeting on February 7, 1997, the Board of Directors amended the By-laws of the Company relating to the time of the Annual Meeting of Stockholders to provide that the meeting should be held on the last Friday in March "or such other date as shall be determined from time to time by the Board of Directors." The reason for the amendment is to permit the Board to change the date of the Annual Meeting in any year when the last Friday in March is for some reason not convenient or appropriate, as is the case this year when the date happens to fall on Good Friday.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than October 27, 1997.

     STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON FEBRUARY 7, 1997 AND BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK ARE ENTITLED TO RECEIVE A COPY WITHOUT CHARGE OF THE COMPANY'S 1996 ANNUAL REPORT TO THE S.E.C. ON FORM 10-KSB. STOCKHOLDERS WHO WISH TO RECEIVE A COPY OF THIS REPORT SHOULD WRITE TO: MR. STANLEY KABOT, TREASURER, DANIEL GREEN COMPANY, ONE MAIN STREET, DOLGEVILLE NEW YORK 13329.

                                            JOHN B. FRENCH, Clerk

March 7, 1997

                                                                       847-PS-97

                                DANIEL GREEN COMPANY
      ANNUAL MEETING OF STOCKHOLDERS - THURSDAY, MARCH 27, 1997 AT 10:00 A.M.
P
          The undersigned stockholder in Daniel Green Company (the "Company")
R hereby appoints James R. Riedman, Warren J. Reardon III and John B. French, or any of them, proxies for the undersigned with all the powers the
O undersigned would possess if personally present, to vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of
X said Company on March 27, 1997 and at all adjournments thereof, for the election of directors, upon the proposal to ratify the selection of
Y Deloitte & Touche LLP as auditors for the Company and in their discretion upon any other matter which may properly come before said meeting or any adjournment. The undersigned hereby revokes all previous proxies.


          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 SET FORTH ON THE REVERSE SIDE.

                                                                 --------------
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
                                                                      SIDE
                                                                 --------------


--------------------------------------------------------------------------------
                                  DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

                -----------------------------------------------
                MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
                -----------------------------------------------

1. To elect Directors

NOMINEES: Edward Bloomberg, Steven M. DePerrior, William L. Fay, John B. French, David T. Griffith, Gregory M. Harden, Gary E. Pflugfelder, Warren J.
Reardon III, and James R. Riedman.

                                 FOR           WITHHELD
                                 [ ]              [ ]

[ ]
--------------------------------------------------
For all nominees except as noted on the line above


2. To ratify the selection of Deloitte &          FOR    AGAINST    ABSTAIN
   Touche LLP as independent auditors             [ ]      [ ]        [ ]
   for the Company.



                                   MARK HERE            MARK HERE
                                  FOR ADDRESS  [ ]     IF YOU PLAN  [ ]
                                  CHANGE AND            TO ATTEND
                                 NOTE AT LEFT          THE MEETING


               PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
               IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.


Signature:                    Date:       Signature:                Date:
          -------------------      ------           ----------------     -----